EXHIBIT 10.8
                                                                    ------------


                 FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT
                 ----------------------------------------------

         THIS FIRST AMENDMENT to a certain Purchase and Sale Agreement last dated September 16, 1999 by and between Birmingham Utilities, Inc. as Seller and The Trust for Public Land (Inc.) as Buyer (the "Agreement') is made as of the 31st day of December 2000.

                                    Recitals
                                    --------

         WHEREAS, Seller and Buyer did enter into that certain Agreement wh erein Seller agreed to sell to Buyer and Buyer did agree to purchase from Seller certain real property located in the Town of Seymour and City of Ansonia, for the consideration and upon the terms and conditions as are more fu lly set forth in the Agreement; and

         WHEREAS, the Agreement provides for an outside Closing date of December 31, 2000; and

         WHEREAS, the parties desire to extend said Closing date as provided for herein in order to permit Buyer to obtain the final approval of all federal, state and/or local funding needed to acquire the real property.

         NOW WHEREFORE, in consideration of the premises set forth above, the Buyer and Seller hereby agree that the December 31, 2000 Closing date set forth in paragraph 4 of the Agreement is hereby deleted and the date of march 31, 2001 is hereby substituted therefore.

         The Agreement shall remain in full force and effect in accordance with all of its terms and conditions as amended hereby.

         The First Amendment shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

         IN WITNESS of the foregoing provisions, the parties have executed and delivered this Agreement as of the date first set forth above.


Seller:                                     Buyer:

Birmingham Utilities, Inc.                  The Trust for Public Land (Inc.)

By  /s/  John S. Tomac                      By  /s/  A. Badger Blackett
    ------------------                          -----------------------
    Title: President                            Title: VP & Regional Director
    Date: December 27, 2000                     Date: December 31, 2000